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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Group 1 Automotive, Inc.'s Form 10-K for the year ended
December 31, 1997 and to all references to our Firm included or incorporated by reference in this registration statement.



ARTHUR ANDERSEN LLP



Houston, Texas
January 26, 1999